UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2011

ATRINSIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 7th Avenue, 10th Floor, New York, NY 10018
(Address of Principal Executive Offices/Zip Code)

(212) 716-1977
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face competition, profitably manage our business, the financial strength of our customers, the acceptance of our existing and new products by our existing and new customers, the ability to manage growth, dependence on key personnel, general economic conditions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 14, 2011, Atrinsic, Inc. (the “Company”) received notice from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company’s stockholder’s equity did not meet the minimum requirement of $10,000,000 for continued listing on the Nasdaq Global Market, as required by Listing Rule 5450(b)(1)(a).  The Nasdaq notice was the result of its review of the Company’s recent filing on Form 10-K for the period ending December 31, 2010, which reported total stockholders’ equity of $8,172,000.  The Nasdaq letter has no immediate effect on the listing of the Company’s common stock.

Under Nasdaq’s rules, the Company has 45 calendar days (until May 31, 2011) to submit a plan that defines how the Company will regain compliance with the Nasdaq Global Market’s continued listing requirements.  If the Company submits a plan and the plan is accepted, Nasdaq can grant an extension of up to 180 days from April 14, 2011 to establish evidence of compliance.  If the Company’s plan is not accepted and the Company receives a notice that its common stock is being delisted from The Nasdaq Global Market, the Company may appeal the Nasdaq’s staff’s determination to a Listing Qualifications Panel.

As an alternative to submitting a plan, the Company can apply to transfer its securities to The Nasdaq Capital Market if it meets The Nasdaq Capital Market’s continued listing requirements, except for the bid price requirement, no later than May 31, 2011.  Currently, the Company meets the continued listing requirements for The Nasdaq Capital Market.

While the Company is developing a strategy to maintain its listing on The Nasdaq Global Market, it is also considering applying for listing on The Nasdaq Capital Market by May 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atrinsic, Inc.

Date: April 20, 2011	By:	/s/ Thomas Plotts

Thomas Plotts
Chief Financial Officer